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            SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549




                         FORM 8-K

                      CURRENT REPORT




      Pursuant to Section 13 or 15(d) of the
         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):
October 28, 1998



      AMERICAN GENERAL FINANCE CORPORATION
(Exact Name of Registrant as Specified in Charter)



Indiana                   1-6155                 35-0416090
(State or Other      (Commission File         (IRS Employer
Jurisdiction of           Number)            Identification
Incorporation)                                         No.)


601 N.W. Second Street, Evansville, IN 47708
(Address of Principal Executive Offices)(Zip Code)


Registrant's telephone number, including area code:
(812) 424-8031


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Item 5.    Other Events.

 On October 28, 1998, American General Finance Corporation
(the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three- and nine-month periods ended September 30, 1998.

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

 (c) Exhibits. The following Exhibit is filed as part of this Report:

      Exhibit
      Number    Description

       99       Earnings Release issued by American General
                Finance Corporation on October 28, 1998
                regarding certain of its unaudited
                financial results for the three- and nine-month periods ended September 30, 1998.

                         SIGNATURE


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                     AMERICAN GENERAL FINANCE CORPORATION



Dated: October 28, 1998 By: /s/ GEORGE W. SCHMIDT
                           George W. Schmidt
                           Controller and Assistant
                            Secretary

                       EXHIBIT INDEX



Exhibit
Number     Description

99         Earnings Release issued by American General
           Finance Corporation on October 28, 1998
           regarding certain of its unaudited
           financial results for the three- and nine-month periods ended September 30, 1998.